SUPPLEMENT TO THE PROSPECTUSES

OF
EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Disciplined Small-Mid Value Fund

Effective April 21, 2008, the sub-section entitled “Minimum Investments” in the section entitled “SHAREHOLDER TRANSACTIONS” in the Fund's prospectus is revised as follows:

	Minimum Initial Purchase of Class A Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [1,2,3]	None
IRAs	$ 1,000 [1,2]	None
Systematic Investment Plan	$ 500 [2]	$ 50/monthly

1.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

2.  The minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to maintain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

3.  The minimum initial purchase amount for Class A shares may be waived for employer or state sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans as well as for fee-based mutual fund wrap programs.

April 21, 2008	582295 (4/08)